Filed Pursuant to Rule 497(a)

File No. 333-295823

Rule 482ad

RoboStrategy, Inc. Video Script

Topic: “ONE Stock and a $5 TRILLION Opportunity,” sponsored YouTube Short by Joseph Hogue, CFA, on the Let’s Talk Money! YouTube channel (published October 8, 2026)

Script

Joseph Hogue: AI has already created trillions of dollars in wealth, but the next wave could be even bigger. Robotics is approaching an inflection point that Morgan Stanley says could create a $5 trillion plus market. And I've found one investment that gives you access to some of the biggest pre-IPO robotics companies before they ever hit the stock market.

[On-screen: Nasdaq quote page, “Robostrategy, Inc. (BOT)” price chart, shown above the presenter]

[On-screen: RoboStrategy investor presentation slides for portfolio companies (Apptronik, Dyna, Figure, Path Robotics, Standard Bots), shown below the Nasdaq quote page]

Morgan Stanley estimates the humanoid robotics market could surpass $5 trillion by 2050, with nearly 1 billion humanoid robots in operation worldwide. But even that might understate the opportunity. RoboStrategy, a closed-end fund of public and private investments, estimates a $60 trillion total addressable market for robotics and physical AI.

[On-screen: RoboStrategy investor presentation slide, “Market Size: A Trillion-Dollar Horizon”]

RoboStrategy, ticker BOT, is a publicly traded closed-end investment fund built specifically around robotics and physical AI.

[On-screen: RoboStrategy website, homepage with portfolio companies (Figure AI, Apptronik, Standard Bots, Dyna Robotics)]

[On-screen: Nasdaq quote page, “Robostrategy, Inc. (BOT)” price chart (shown again; see image above)]